                                                                 Exhibit (g)(10)

                         AUTOMATIC REINSURANCE AGREEMENT

                                   Between the

                           IDS LIFE INSURANCE COMPANY
                             Minneapolis, Minnesota

                                     And the

                          [name of reinsurance company]
                     [city and state of reinsurance company]

                         AUTOMATIC REINSURANCE AGREEMENT

                                    Contents

ARTICLE I                  Basis of Reinsurance
                           Automatic Coverage
                           Special Automatic Coverage
                           Limited Retention
                           Exceptions to Automatic Reinsurance
                           Facultative Reinsurance

ARTICLE II                 Facultative Submissions
                           Confirmation of Reinsurance
                           Policy Forms, Rate Book

ARTICLE III                Commencement & Termination of Liability

ARTICLE IV                 Oversights - Clerical Errors

ARTICLE V                  Plan of Reinsurance

ARTICLE VI                 Reinsurance Administration

ARTICLE VII                Reinsurance Premiums

ARTICLE VIII               Experience Refunds

ARTICLE IX                 Tax Credits

ARTICLE X                  Reductions

ARTICLE XI                 Retention Limit Increases (Recapture)

ARTICLE XII                Reinstatements

ARTICLE XIII               Policy Changes

ARTICLE XIV                Settlement of Claims

ARTICLE XV                 Inspection of Records

ARTICLE XVI                Insolvency

ARTICLE XVII               Arbitration

ARTICLE XVIII              Parties to Agreement

ARTICLE XIX                Duration of Agreement

Signature Page

EXHIBIT A     -  Bordereau Report Forms

EXHIBIT B     -  Reinsurance Premiums

EXHIBIT C     -  Individual Cession Report Forms

SCHEDULE I    -  Limits of Retention and Automatic Reinsurance Coverage

                         AUTOMATIC REINSURANCE AGREEMENT

THIS AGREEMENT between the IDS LIFE INSURANCE COMPANY, a corporation organized under the laws of the State of Minnesota, hereinafter referred to as the "Company", and the [name of reinsurance company], a corporation organized under the laws of [state], hereinafter referred to as the "[name of reinsurance company]", WITNESSETH AS FOLLOWS:

                                    ARTICLE I

                              Basis of Reinsurance

       1. On and after the 1st day of October, 1985, amounts of Individual Life and Waiver of Premium Disability Insurance which are in excess of the Company's retention and which have been issued directly by the Company on lives whose surnames are spelled commencing with any letter from Q to Z, inclusive, on the plans of insurance stated in Exhibit B, shall be reinsured with the [name of reinsurance company]. At the option of the Company, reinsurance may be ceded to the [name of reinsurance company] on an automatic basis as provided in Paragraphs 2, 3, and 4 of this Article or applications for reinsurance may be made to the [name of reinsurance company] on a facultative basis as provided in Paragraph 6 of this Article.

                               Automatic Coverage

       2. Except as specified in Paragraph 5, whenever the Company retains its maximum limit of retention, as indicated in Schedule I, the Company shall cede and the [name of reinsurance company] shall automatically accept such Life reinsurance as provided herein with a corresponding amount of waiver of Premium, if any, on the same terms and for an amount not exceeding the limits shown in Schedule I.

                           Special Automatic Coverage

       3. Even though the Company may already be on a risk for its maximum limit of retention under policies previously issued and therefore unable to retain any part of the insurance currently applied for, the Company, without retaining any more for its own account, shall still have the right to cede automatically the full amount of new insurance, within the limits specified above, on the same terms on which it would be willing to accept the risk for its own account if it did not already have its maximum limit of retention.

                                Limited Retention

       4. When the Company retains for its own account less than its regular maximum limit of retention for the risk, the automatic coverage shall be for an amount equal to the amount retained by the Company on the current application.

                        Exceptions to Automatic Coverage

       5. Reinsurance shall not be ceded automatically to the [name of reinsurance company] on any life if:

            (a) The amount of Life insurance in force plus the amount currently being applied for on that life in all companies exceeds [dollar amount], or

            (b) The substandard mortality rating assessed to the risk exceeds Class P ([percentage]) or its equivalent on an extra premium basis, or

            (c) The insurance is the result of a group conversion where full evidence of insurability has not been secured, or

            (d) The Company has submitted the risk to another re-insurer for facultative consideration.

                             Facultative Reinsurance

       6. Applications for reinsurance of amounts in excess of the automatic limits provided above, and any risks which the Company does not care to cede to the [name of reinsurance company] automatically or which may not be so ceded under the terms of this Agreement, may be submitted for reinsurance upon a facultative basis.

                                   ARTICLE II

                             Facultative Submissions

       1. When the Company submits a risk to the [name of reinsurance company] on a facultative basis, copies of the original application, all medical examinations, microscopical reports, inspection reports and all other information the Company may have pertaining to the insurability of the risk shall be sent to [name of reinsurance company]. If the amount at risk to be ceded to [name of reinsurance company] does not exceed [dollar amount], the underwriting papers should be accompanied by an executed Bordereau Facultative Application, Form L (POL) B- FAC, as shown in Exhibit A. If the amount at risk to be ceded exceeds [dollar amount], the papers should be accompanied by a Facultative Application, page 1 of Form L (POL) 100, as shown in Exhibit C. The [name of reinsurance company] shall promptly notify the Company of its decision on the risk.

                           Confirmation of Reinsurance

       2. When a policy is placed in force on which reinsurance is to be ceded to [name of reinsurance company], the Company shall notify [name of reinsurance company] that the reinsurance has been effected in one of the following ways:

       (a) If the amount of reinsurance being ceded to [name of reinsurance company], including amounts previously ceded, is [dollar amount] or less, no special new business report to [dollar amount] is necessary. An entry for the reinsurance should simply be included in the next Quarterly Premium Report, as described in Article VI, paragraph 2. (b).

      (b) If the amount of reinsurance being ceded to [name of reinsurance company], including amounts previously ceded, is more than [dollar amount] but less than [dollar amount], notice of the reinsurance should be sent to [name of reinsurance company] at the end of the month in which the reinsurance is effected, as outlined in Article VI, paragraph 2. (a), Monthly Large Amount New Business Report.

      (c) If the amount of reinsurance being ceded to [name of reinsurance company], including amounts previously ceded, exceeds [dollar amount], the first [dollar amount] will be ceded on a bordereau basis and the excess over [dollar amount] will be ceded on an individual cession basis. Accordingly, confirmation of the reinsurance in these cases will be reported to [name of reinsurance company] in a dual fashion. The bordereau portion shall be reported on the next Monthly Large Amount New Business Report referred to in subparagraph (b), above, and the excess over [dollar amount] of reinsurance to [name of reinsurance company] on a life shall be reported by the Company completing and sending to [name of reinsurance company], as soon as possible after reinsurance has been effected, a Confirmation of Reinsurance form, page 2 of Form L (POL) 100, as shown in Exhibit C. The Cession Certificate, Form L (POL) 100A, for this portion of the reinsurance shall be prepared by the [name of reinsurance company] and promptly returned to the Company.

                             Policy Forms, Rate Book

       3. The Company shall file with the [name of reinsurance company] copies of all its present policy forms, its rate book and reserve factors for special plans of insurance which are not readily available in published volumes. If new forms are published or if changes are made in the material already filed as provided above, the Company agrees to promptly file the new or revised copies of such material with [name of reinsurance company].

                                   ARTICLE III

                     Commencement & Termination of Liability

       1.  On  automatic  reinsurance  coverage,   the  liability  of  [name  of
reinsurance company] shall commence simultaneously with that of the Company.

       2. On facultative reinsurance coverage, the liability of [name of reinsurance company] shall commence simultaneously with that of the Company provided the Company has accepted, during the lifetime of the insured, a facultative offer made by [name of reinsurance company] on that life.

       3. The liability of [name of reinsurance company] shall terminate simultaneously with that of the Company, unless it is terminated earlier in accordance with Articles X or XI.

                                   ARTICLE IV

                          Oversights - Clerical Errors

       1. Should the Company fail to cede reinsurance that otherwise would have been ceded on an automatic basis in accordance with the provisions of this Agreement, or should either the Company or [name of reinsurance company] fail to comply with any of the other terms of this Agreement, and if this is shown to be unintentional and the result of a misunderstanding, oversight or clerical error on the part of either the Company or [name of reinsurance company], then this Agreement shall not be deemed abrogated thereby, but both companies shall be restored to the position they would have occupied had no such oversight, misunderstanding, or clerical error occurred.

                                    ARTICLE V

                               Plan of Reinsurance

       1. Life reinsurance shall be on the risk premium basis. The risk amount on the policy reinsured shall be calculated monthly and shall be equal to the death benefit less the cash value. At the time of issue, the Company shall cede to [name of reinsurance company] the portion of the initial risk amount in excess of its retention. Thereafter, the Company and [name of reinsurance company] shall keep the same proportionate shares of the risk amount developed each month.

       2. Reinsurance of Disability benefits shall be on a coinsurance basis in accordance with the original forms of the Company.

                                   ARTICLE VI

                           Reinsurance Administration

      1. Reinsurance shall be ceded using a combination of self-administration bordereau reports and individual cessions. The first [dollar amount] of initial reinsurance risk amount on any one life shall be ceded on a bordereau basis and any excess initial reinsurance risk amount shall be ceded on an individual cession basis. Any subsequent fluctuations in the total reinsurance risk amount shall be reflected in the bordereau portion of the reinsurance with the risk amount on the individual cession remaining level. Should the bordereau risk amount ultimately be reduced to zero, the individual cession shall be amended and up to [dollar amount] of the cession risk amount shall be transferred to a bordereau basis.

      2. For the bordereau portion of the reinsurance account, the Company shall furnish [name of reinsurance company] periodic reports in substantial agreement with the following:

      (a) Monthly Large Amount New Business Report: At the end of each month the Company shall send to [name of reinsurance company] a listing of those policies issued during the month where the total amount of reinsurance to be ceded to [name of reinsurance company], including amounts previously ceded, exceeds [dollar amount]. The listing shall indicate:

                   i)   policy number

                   ii)  full name of insured

                   iii) date of birth

                  iv)   sex and issue age

                  v)    effective date

                  vi)   underwriting classification.

                  vii)  plan

                  viii) total initial risk amount

                  ix)   initial reinsured risk amount

      (b) Quarterly Premium Report: At the end of each quarter the Company shall send [name of reinsurance company] a listing of all reinsured policies that were inforce during any part of the quarter accompanied by the reinsurance premiums for such policies. The listing should be segregated into first year issues and renewals and should provide the following information:

                  i)    thru viii) in 2.(a), above

                  ix)   reinsured risk amount at the end of the quarter

                  x) total net reinsurance premium due for each reinsured policy for the quarter

      (c) Quarterly Change Report: The Company shall report the details of all policy terminations and changes, other than fluctuations in the reinsured risk amount due to changes in the cash value, on reinsured policies. In addition to the data indicated in 2.(a), above, the report should provide information about the nature, the effective date, and the financial result of the change with respect to the reinsurance.

      (d)   Quarterly   Policy  Exhibit  Report:  A  summary  of  new  business,
            terminations, changes, death claims and reinstatements during the quarter and the inforce reinsurance at the end of the quarter.

      (e) Quarterly Reserve Report: If the Company takes a reserve credit for reinsurance ceded under this Agreement, the Company shall provide [name of reinsurance company] with a quarterly listing of the mean reserves attributable to the reinsured portion of each policy reinsured.

      (f)   Claims: Shall be reported individually as incurred.

      3. For the portion of the reinsurance account ceded to the [name of reinsurance company] on an individual cession basis, promptly at the beginning of each calendar month [name of reinsurance company] shall send to the Company a statement of premiums for all outstanding new reinsurances upon which cessions have been prepared by [name of reinsurance company] and renewal premiums for all renewal reinsurances falling due within such month. The statement shall also include any adjustments in reinsurance premiums. The Company shall verify the statement and return it to [name of reinsurance company] within a reasonable time together with a remittance covering the amount due.

                                   ARTICLE VII

                              Reinsurance Premiums

                                  Life Premiums

       1. Until further notice, reinsurance premiums shall be at the rates given in the attached Exhibit B. The [name of reinsurance company] guarantees that premium rates for a given attained age, rating and duration shall not exceed the higher of the rate shown in the attached schedule (Exhibit B) for that age, rating and duration or the one year term rate on the appropriate multiple of the 1958 CSO table at [percentage].

       2. Premiums for the bordereau portion of the reinsurance account are calendar month premiums payable at the end of the quarter in which they become due. Premiums for the individual cession portion of the account are annual policy year premiums payable in advance at the beginning of the month following issue and at the beginning of the month in which a renewal anniversary occurs.

                                  ARTICLE VIII

                               Experience Refunds

       1. The schedule of reinsurance premiums applicable to reinsurance ceded under the terms of this Agreement has been especially designed to require minimum cash outlay. Therefore, reinsurance ceded under the terms of this Agreement will not be considered eligible for participation in experience refunds.

                                   ARTICLE IX

                                   Tax Credits

       1. The percentage reductions in Exhibit B have been calculated to reflect the Company's premium tax liability. [name of reinsurance company] shall not make any additional reimbursement for premium taxes.

                                    ARTICLE X

                                   Reductions

       1. If on a life reinsured hereunder any portion of the insurance carried by the Company shall be reduced or terminated, the amount of reinsurance carried by the Company on that life shall be reduced by a like amount as of the date and time of the termination of the original insurance. Should the amount of insurance terminated exceed the total amount of reinsurance carried by the Company on the life, all such reinsurance shall be terminated.

       2. The reduction shall be applied first to the reinsurance directly applicable to the Company's policy which is reduced or cancelled, the reinsurance of [name of reinsurance company] being reduced by an amount which shall be the same proportion of the amount of insurance terminated that [name of reinsurance company]'s reinsurance bore to the total amount of reinsurance under that particular policy.

       3. If any portion of the terminated insurance was retained by the Company, a reduction equal to the amount of such retention shall be made in the reinsurance in force under all other policies on the life, if any, each reinsurer sharing in the reduction according to its proportion of that reinsurance on the life not directly applicable to the policy of the Company which was terminated. The principle to be observed being always that the retention of the Company is to be maintained unchanged.

       4. It is agreed however, that in no case shall the Company be required to assume a risk for an amount in excess of its regular retention limit for the age at issue and mortality rating of the policy under which reinsurance is being terminated. if the cancellation of reinsurance in accordance with the above rules would have this result, the amount of reinsurance to be cancelled shall be such that the Company shall be placed upon the risk for its regular limit of retention.

                                   ARTICLE XI

                      Retention Limit Increases (Recapture)

       1. If the Company increases its limit of retention, a corresponding reduction may be made at the option of the Company in the reinsurance in force on all lives on which the Company had its maximum limit of retention at the time reinsurance was ceded. However:

            (a) No risk shall be recaptured prior to the earliest recapture date specified in Exhibit B.

       2. Recapture shall be effected as follows:

            (a) After the retention increase is effected, the Company shall promptly notify [name of reinsurance company] of its intention to recapture.

            (b) Eligible policies shall be recaptured on the first renewal date following the notice of intention to recapture.

            (c) All eligible policies shall be recaptured unless there is mutual agreement to the contrary ex-pressed in writing.

            (d) If the Company has reinsured any portion of the risk in another company, the reduction in reinsurance ceded under this Agreement shall be in the same proportion to the total reduction in reinsurance as the amount reinsured under the Agreement bears to the total reinsurance on the risk.

             (e) In determining the new retention for a particular policy, the age and rating at issue should be used.

             (f) If at the time of recapture the risk is on active claim for Waiver of Premium Disability, the Life risk shall still be considered eligible for recapture. However, the Disability reinsurance shall remain in force until the claim is terminated, at which time the Disability risk shall be recaptured. However, if within two years of said recapture the Waiver of Premium claim is resumed due to an extension of the initial disablement, [name of reinsurance company] shall be liable for payment of its share of premiums waived by the Company, subject to collection of Disability premiums on [name of reinsurance company]'s share of the risk for the period following recapture of the Disability risk.

                                   ARTICLE XII

                                 Reinstatements

       1. Should an insured under a lapsed or surrendered policy apply for reinstatement of that policy in accordance with the terms of the policy or the practices of the Company, the Company may automatically reinstate any reinsurance on that policy provided the reinsurance was originally ceded on an automatic basis or the application for reinstatement is made within 90 days of the date of lapse. Otherwise, the reinstatement application shall be submitted to [name of reinsurance company] for facultative consideration.

       2. Premiums and interest on reinstated reinsurance shall be payable only to the extent that the Company collects premiums and interest on such insurance.

                                  ARTICLE XIII

                                 Policy Changes

       1. If any change which affects the reinsurance hereunder shall be made in the policy issued by the Company to the insured, the Company shall notify [name of reinsurance company] of such change within a reasonable time.

                                   ARTICLE XIV

                              Settlement of Claims

       1. In the case of a claim on a reinsured policy, whether claim payment is made under the strict policy conditions or compromised for a lesser amount, the settlement made by the Company shall be unconditionally binding upon the [name of reinsurance company]. If the Company has no part of the risk on a contestable claim, the [name of reinsurance company] shall be consulted before admission or acknowledgement of the claim is made by the Company. However, such consultation shall not impair the Company's freedom to determine the proper action on the claim and the settlement made by the Company shall still be unconditionally binding on the [name of reinsurance company].

       2. The Company shall furnish the [name of reinsurance company] with copies of the proofs of claim, together with any information the Company may possess in connection with the claim. Payment in settlement of the reinsurance under a claim approved and paid by the Company for a life reinsured hereunder shall be made by the [name of reinsurance company] upon the receipt of the claim papers.

       3. The [name of reinsurance company] shall share in the expense of any contest or compromise of a claim in the same proportion that the net amount at risk reinsured with the [name of reinsurance company] bears to the total net risk of the Company under all policies on that life being contested by the Company and shall share in the total amount of any reduction in liability in the same proportion.

       Compensation of salaried officers and employees of the Company and any possible extracontractual damages shall not be considered claim expenses.

       4. in the event of an increase or reduction in the amount of the Company's insurance on any policy reinsured hereunder because of a misstatement of age or sex being established after the death of the Insured, the Company and the [name of reinsurance company] shall share in such increase or reduction in proportion to their respective net amounts at risk under such policy.

       5. If a claim is approved for Waiver of Premium benefit on a reinsured policy, the Company shall continue to pay the premiums for reinsurance except the premium for Disability reinsurance. The [name of reinsurance company] shall pay its pro rata portion of the premiums waived on the original policy including the premiums for benefits that remain in effect during disability.

                                   ARTICLE XV

                              Inspection of Records

       1. The [name of reinsurance company] shall have the right at all reasonable times and for any reasonable purpose to inspect at the office of the Company all books and documents referring to reinsurance ceded to the [name of reinsurance company].

                                   ARTICLE XVI

                                   Insolvency

       1. In the event of the insolvency of the Company all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement shall be payable by the [name of reinsurance company] directly to the Company or to its liquidator, receiver, or statutory successor on the basis of the liability of the Company under the contract or contracts reinsured without diminution because of the insolvency of the Company. It is understood, however, that in the event of the insolvency of the Company, the liquidator or receiver or statutory successor of the insolvent Company shall give written notice of the pendency of a claim against the insolvent Company on the policy reinsured within a reasonable time after such claim is filed in the insolvency proceeding and that during the pendency of such claim the [name of reinsurance company] may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Company or to its liquidator or receiver or statutory successor.

       2. It is further understood that the expense thus incurred by the [name of reinsurance company] shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the [name of reinsurance company]. Where two or more assuming insurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of the Reinsurance Agreement as though such expense had been incurred by the Company.

                                  ARTICLE XVII

                                   Arbitration

       1. In the event of any difference arising hereafter between the contracting parties with reference to any transaction under this Agreement, the same shall be referred to three arbitrators who must be executive officers of life insurance or life reinsurance companies other than the two parties to this Agreement or their affiliates, each of the contracting companies to appoint one of the arbitrators and such two arbitrators to select the third. Should the two arbitrators not be able to agree on the choice of the third, then the appointment shall be left to the President of the American Council of Life Insurance or its successor organization.

       2. The arbitrators shall consider this Reinsurance Agreement not merely as a legal document but also as a gentlemen's agreement. They shall decide by a majority vote of the arbitrators. There shall be no appeal from their written decision.

       3. Each party shall bear the expense of its own arbitration, including its arbitrator and outside attorney fees, and shall jointly and equally bear with the other party the expense of the third arbitrator. Any remaining costs of the arbitration proceedings shall be apportioned by the Board of Arbitrators.

                                  ARTICLE XVIII

                              Parties to Agreement

       1. This is an Agreement solely between the Company and the [name of reinsurance company]. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between the [name of reinsurance company] and the insured or the beneficiary under any policies of the Company which may be reinsured hereunder.

                                   ARTICLE XIX

                              Duration of Agreement

       1. This Agreement shall be unlimited as to its duration but may be cancelled at any time, insofar as it pertains to the handling of new business thereafter by either party giving ninety (90) days' notice of cancellation in writing. The [name of reinsurance company] shall continue to accept reinsurance in accordance with this Agreement during the ninety (90) day period aforesaid. The reinsurance with the [name of reinsurance company] on all policies reinsured under this Agreement shall be maintained in force as long as such policies shall remain inforce and reinsurance premiums are paid when due (except as provided under Article X and XI) and the [name of reinsurance company] shall remain liable thereon until the termination or expiry of the insurance reinsured.

IN WITNESS WHEREOF, the Company and the [name of reinsurance company] have caused their names to be subscribed and duly attested hereunder by their respective Authorized officers.

                          IDS LIFE INSURANCE COMPANY



                          By  /s/ Gerald D. Johnson        VP Underwriting
                              ---------------------     ---------------------
                              Authorized Officer                Title

Attest:


By  [ILLEGIBLE]                          , Exec V P Operations 4/22/86
    ------------------------------------   ---------------------------
    Authorized Officer                                Title

Date: 4-22-86

                          [NAME OF REINSURANCE COMPANY]


                           By                   ,
                             ------------------   ---------------------------
                             Authorized Officer               Title

Attest:

By                        ,
    ---------------------   --------------------------
    Authorized Officer                Title

Date:

                                    EXHIBIT A

                             Bordereau Report Forms

AUTOMATIC BORDEREAU REPORTING

===================================================================================================================
        [NAME OF REINSURANCE COMPANY]                                                 REPORT AS OF (MONTH--YEAR)
        [address, city and state of reinsurance company]
-------------------------------------------------------------------------------------------------------------------
 COMPANY NAME AND STATE
-------------------------------------------------------------------------------------------------------------------
 PREPARED BY             NAME                                TITLE                              DATE

===================================================================================================================
                                                       MODE OF REINSURANCE
-------------------------------------------------------------------------------------------------------------------
     A.              CATEGORY                                      PREMIUMS
                                                   -------------------------------------------
                                                   LIFE            DISABILITY         ACCIDENT            TOTAL
               ----------------------------------------------------------------------------------------------------
               PRM. 1st YR.
               ----------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------
               POLICY FEE 1st YR.
               ----------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------
ACCOUNTING     PRM. RENEWAL
SUMMARY        ----------------------------------------------------------------------------------------------------
(Reinsurance   POLICY FEE RENEWAL
Only)          ----------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------
               COMM. & ALLOW. 1st YR.
               ----------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------
               COMM. & ALLOW. REN.
               ----------------------------------------------------------------------------------------------------

               ----------------------------------------------------------------------------------------------------
               DIVIDENDS
               ----------------------------------------------------------------------------------------------------
               CASH VALUES
               ----------------------------------------------------------------------------------------------------
               CLAIMS
               ----------------------------------------------------------------------------------------------------
                          TOTAL
===================================================================================================================
                                                                                   NUMBER         AMOUNT OF
     B.                             CLASSIFICATION                              OF POLICIES      REINSURANCE
               ----------------------------------------------------------------------------------------------------
               In Force As of Last Report
               ----------------------------------------------------------------------------------------------------
               New Business
               ----------------------------------------------------------------------------------------------------
               Reinstatements
               ----------------------------------------------------------------------------------------------------
               Increase (Net)
               ----------------------------------------------------------------------------------------------------
               DEDUCT, CEASED BY:
               Death
               ----------------------------------------------------------------------------------------------------
POLICY         Maturities
EXHIBIT        ----------------------------------------------------------------------------------------------------
SUMMARY        Expiries
(Reinsurance   ----------------------------------------------------------------------------------------------------
Only)          Surrenders
               ----------------------------------------------------------------------------------------------------
               Lapses
               ----------------------------------------------------------------------------------------------------
               Conversions
               ----------------------------------------------------------------------------------------------------
               Recapture
               ----------------------------------------------------------------------------------------------------
               Decrease Other
               ----------------------------------------------------------------------------------------------------
               Decrease (Net)
               ----------------------------------------------------------------------------------------------------
               In Force as of Current Report
===================================================================================================================

NOTE: Amounts of Reinsurance are based on Risk Amounts (Death Benefits).

                      PLEASE RETAIN COPY FOR COMPANY FILES

FORM L (ACC) 141: Rev. 4/83

[NAME OF REINSURANCE COMPANY]                                         AUTOMATIC BORDEREAU REPORTING
 [address, city and state of reinsurance company]
                                                                      Report As Of
                                                                                  ------------------------
                                                                                    MONTH         YEAR

Company Name and State
                          --------------------------------------------------------------------------------
Prepared By
                          --------------------------------------------------------------------------------
                                   (Name)                  (Title)                         (Date)

                                                         MODE OF REINSURANCE
                                                                                 -------------------------
                                                         PLAN
                                                               -------------------------------------------
C. RESERVE SUMMARY (REINSURANCE ONLY)                    RESERVE BASIS
                                                                        ----------------------------------

----------------------------------------------------------------------------------------------------------
                                        Life Only
                ----------------------------------------------------------    Annual
  Year    Age   No. of                  Classifica-     Mean      Mean      Disability       Accident
   of      at   Poli-      Policy       tion Amt if    Reserve   Reserve     Premium
  Issue   Iss.   cies    Exhibit Amt     Different     Factor    Amount       Waived          Amount
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

          Note: For Accident Show Maximum Amount of Accident Coverage.
                      PLEASE RETAIN COPY FOR COMPANY FILES

ACC 142

[logo] [name of reinsurance company] [address, city and state of reinsurance company]

                      BORDEREAU -- FACULTATIVE APPLICATION

HAS THIS RISK BEEN SUBMITTED TO NARe BEFORE EITHER FORMALLY OR INFORMALLY   |_| Yes     |_| No
                                                                                       STATE OF
INSURED'S LAST NAME        FIRST       MIDDLE      DATE OF BIRTH   STATE OF BIRTH      RESIDENCE     SEX      AGE

PAYOR OR JOINT INSURED

PLEASE INDICATE   |_| YES  |_| NO       SECOND LIFE TO BE CONSIDERED FOR REINSURANCE

                               LIFE     *ADD'L LIFE BENEFIT  DISABILITY BENEFIT   ACCIDENT BENEFIT  OTHER (SPECIFY)
----------------------------------------------------------------------------------------------------------------------
INSURANCE IN FORCE OUR COMPANY

OF WHICH WE RETAIN
------------------------------
NEW INSURANCE APPLIED FOR

OF WHICH WE WILL RETAIN

REINSURANCE APPLIED FOR
----------------------------------------------------------------------------------------------------------------------
* PLEASE INDICATE LIABILITY UNDER ADDITIONAL LIFE BENEFITS SUCH AS: INCREASING TERM, DIVIDEND OPTIONS, CASH VALUE
  RIDER, ETC.

     IT IS UNDERSTOOD THAT THE ABOVE NAMED APPLICANT HAS BEEN GIVEN PRE-NOTICE OF THE MEDICAL  INFORMATION  BUREAU AND
     THAT THE CEDING COMPANY HAS IN ITS HOME OFFICE AN APPROVED AUTHORIZATION FORM SIGNED BY THIS APPLICANT.

                               PLEASE REPLY BY      |_| TELEPHONE  |_| DATAPHONE  |_| TELETYPE   |_|  MAIL

NAME OF CEDING COMPANY             STATE                 DATE                     UNDERWRITER RESPONSIBLE FOR CASE

REMARKS:
            -----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

L (POL) B-FAC: 4/82                  Facultative Application for Reinsurance --
                                        To be submitted to NARe with papers.

                                    EXHIBIT B

                              Reinsurance Premiums

                              REINSURANCE PREMIUMS

I.    Plans and Riders:   Universal Life 25
                          Universal Life 100
                          Employer Universal Life
                          Employee Universal Life
                          Other Insured Rider
                          Waiver of Monthly Deduction Rider

II. Monthly Standard Reinsurance Risk Premiums: Reinsurance on the above plans of insurance and riders ceded on a bordereau basis shall employ monthly reinsurance premiums equal to one twelfth the greater of:

            a) the annual cost of insurance rates attached to this Exhibit B, or

            b) the annual cost of insurance rates actually charged the insured,

      less the following percentage reductions:

                                                 Policy Year
                                                 -----------
                                       1             2-10           1l+
                                      ---            ----           ---
                   Nonsmoker      [percentage]   [percentage]   [percentage]
                   Smoker         [percentage]   [percentage]   [percentage]

III. Multiple Table Substandard Reinsurance Risk Premiums: The percentage premium reductions specified in Section II, above shall apply to multiple table substandard premiums.

IV. Annual Premiums: Reinsurance on the above plans of insurance and riders ceded on an individual cession basis shall employ annual reinsurance premiums as attached to this Exhibit.

V.    Flat Extra Substandard Reinsurance Premiums:

            a) Permanent Flat Extra Premiums are ones assessed for more than 5 years. [name of reinsurance company] should receive its proportionate share of any such premiums less the percentage premium reductions specified in Section II. above.

            b) Temporary Flat Extra Premiums are ones assessed for 5 years or less. [name of reinsurance company] should receive its proportionate share of any such premiums less a [percentage] reduction in all policy years.

                                    EXHIBIT B
                                   Page 1 of 2

VI. Premiums For Disability Waiver Benefit: [name of reinsurance company] shall receive its proportionate share of disability premiums less the percentage reductions specified in Section II., above.

VII. Reinsurance Premiums For Policies Converted To The Above Plans: Any reinsurance in force with the [name of reinsurance company] on policies converted to or reissued on the above plans shall be continued with the [name of reinsurance company]. The reinsured risk amount shall be determined as described in Article V following the conversion or reissue. The applicable reinsurance premiums will be determined as described in this Exhibit B, with age and duration measured from the date of issue of the original policy.

VIII. Recapture: Reinsurance ceded on these rates shall not be eligible for recapture before the tenth policy anniversary.


                                    EXHIBIT B
                                   Page 2 of 2

                           IDS LIFE INSURANCE COMPANY
                                UNIVERSAL LIFE 25
                               OTHER INSURED RIDER

   UL-25
   RATE
   MALE

           ANNUAL COST OF INSURANCE
           PER $1,000
                      Standard                       Non-Smoker
   ---------          -----------------------        ------------------------
     Att.             Current                        Current
     Age              Rate               WMD         Rate             WMD
   ---------          -----------------------        ------------------------
      0
      1
      2
      3
      4
   ---------          -----------------------        ------------------------
      5
      6
      7
      8
      9
   ---------          -----------------------        ------------------------
      10
      11
      12
      13
      14
   ---------          -----------------------        ------------------------
      15
      16
      17
      18
      19
   ---------          -----------------------        ------------------------
      20
      21
      22
      23
      24
   ---------          -----------------------        ------------------------
      25
      26
      27
      28
      29
   ---------          -----------------------        ------------------------
      30
      31
      32
      33
      34
   ---------          -----------------------        ------------------------
      35
      36
      37
      38
      39
   ---------          -----------------------        ------------------------
      40
      41
      42
      43
      44
   ---------          -----------------------        ------------------------

                 IDS LIFE INSURANCE COMPANY
                      UNIVERSAL LIFE 25
                     OTHER INSURED RIDER

   UL-25                                                        MALE (CONTINUED)
   RATE

           ANNUAL COST OF INSURANCE
           PER $1,000
                   Standard                      Non-Smoker
   ---------       ------------------------      ------------------------
     Att.          Current                       Current
     Age           Rate               WMD        Rate                WMD
   ---------       ------------------------      ------------------------
      45
      46
      47
      48
      49
   ---------       ------------------------      ------------------------
      50
      51
      52
      53
      54
   ---------       ------------------------      ------------------------
      55
      56
      57
      58
      59
   ---------       ------------------------      ------------------------
      60
      61
      62
      63
      64
   ---------       ------------------------      ------------------------
      65
      66
      67
      68
      69
   ---------       ------------------------      ------------------------
      70
      71
      72
      73
      74
   ---------       ------------------------      ------------------------
      75
      76
      77
      78
      79
   ---------       ------------------------      ------------------------
      80
      81
      82
      83
      84
   ---------       ------------------------      ------------------------
      85
      86
      87
      88
      89
   ---------       ------------------------      ------------------------
      90
      91
      92
      93
      94
   ---------       ------------------------      ------------------------

                 IDS LIFE INSURANCE COMPANY
                   UNIVERSAL LIFE 25 ___.
                     OTHER INSURED RIDER

   UL-25
   RATE
   FEMALE

           ANNUAL COST OF INSURANCE
           PER $1,000
                   Standard                      Non-Smoker
   ---------       ------------------------      ------------------------
     Att.          Current                       Current
     Age           Rate               WMD        Rate                WMD
   ---------       ------------------------      ------------------------
       0
       1
       2
       3
       4
   ---------        ----------------------       ------------------------
       5
       6
       7
       8
       9
   ---------        ----------------------       ------------------------
      10
      11
      12
      13
      14
   ---------        ----------------------       ------------------------
      15
      16
      17
      18
      19
   ---------        ----------------------       ------------------------
      20
      21
      22
      23
      24
   ---------        ----------------------       ------------------------
      25
      26
      27
      28
      29
   ---------        ----------------------       ------------------------
      30
      31
      32
      33
      34
   ---------        ----------------------       ------------------------
      35
      36
      37
      38
      39
   ---------        ----------------------       ------------------------
      40
      41
      42
      43
      44
   ---------        ----------------------       ------------------------

                 IDS LIFE INSURANCE COMPANY
                      UNIVERSAL LIFE 25
                     OTHER INSURED RIDER

   UL-25                                                      FEMALE (CONTINUED)
   RATE

            ANNUAL COST OF INSURANCE
            PER $1,000
                   Standard                      Non-Smoker
   ---------       ------------------------      ------------------------
     Att.          Current                       Current
     Age           Rate               WMD        Rate                WMD
   ---------       ------------------------      ------------------------
      45
      46
      47
      48
      49
   ---------       ------------------------      ------------------------
      50
      51
      52
      53
      54
   ---------       ------------------------      ------------------------
      55
      56
      57
      58
      59
   ---------       ------------------------      ------------------------
      60
      61
      62
      63
      64
   ---------       ------------------------      ------------------------
      65
      66
      67
      68
      69
   ---------       ------------------------      ------------------------
      70
      71
      72
      73
      74
   ---------       ------------------------      ------------------------
      75
      76
      77
      78
      79
   ---------       ------------------------      ------------------------
      80
      81
      82
      83
      84
   ---------       ------------------------      ------------------------
      85
      86
      87
      88
      89
   ---------       ------------------------      ------------------------
      90
      91
      92
      93
      94
   ---------       ------------------------      ------------------------

                 IDS LIFE INSURANCE COMPANY
                     UNIVERSAL LIFE 100
                     OTHER INSURED RIDER

   UL-100
   RATE
   MALE

             ANNUAL COST OF INSURANCE
             PER $1,000
                   Standard                      Non-Smoker
   ---------       ------------------------      ------------------------
     Att.          Current                       Current
     Age           Rate               WMD        Rate                WMD
   ---------       ------------------------      ------------------------
       0
       1
       2
       3
       4
   ---------       ------------------------      ------------------------
       5
       6
       7
       8
       9
   ---------       ------------------------      ------------------------
      10
      11
      12
      13
      14
   ---------       ------------------------      ------------------------
      13
      16
      17
      18
      19
   ---------       ------------------------      ------------------------
      20
      21
      22
      23
      24
   ---------       ------------------------      ------------------------
      25
      26
      27
      28
      29
   ---------       ------------------------      ------------------------
      30
      31
      32
      33
      34
   ---------       ------------------------      ------------------------
      35
      36
      37
      38
      39
   ---------       ------------------------      ------------------------
      40
      41
      42
      43
      44
   -----------     ------------------------       -----------------------

                 IDS LIFE INSURANCE COMPANY
                     UNIVERSAL LIFE 100
                     OTHER INSURED RIDER

   UL-100                                                      MALE (CONTINUED)
   RATE

             ANNUAL COST OF INSURANCE
             PER $1,000
                   Standard                      Non-Smoker
   ---------       ------------------------      ------------------------
     Att.          Current                       Current
     Age           Rate               WMD        Rate                WMD
   ---------       ------------------------      ------------------------
      45
      46
      47
      48
      49
   ---------        -----------------------      ------------------------
      50
      51
      52
      53
      54
   ---------        -----------------------      ------------------------
      55
      56
      57
      58
      69
   ---------        -----------------------      ------------------------
      60
      61
      62
      63
      64
   ---------        -----------------------      ------------------------
      65
      66
      67
      68
      69
   ---------        -----------------------      ------------------------
      70
      71
      72
      73
      74
   ---------        -----------------------      ------------------------
      75
      76
      77
      78
      79
   ---------        -----------------------      ------------------------
      80
      81
      82
      83
      84
   ---------        -----------------------      ------------------------
      85
      86
      87
      88
      89
   ---------        -----------------------      ------------------------
      90
      91
      92
      93
      94
   ---------        -----------------------      ------------------------

                 IDS LIFE INSURANCE COMPANY
                     UNIVERSAL LIFE 100
                     OTHER INSURED RIDER

   UL-100
   RATE
   FEMALE

           ANNUAL COST OF INSURANCE
           PER $1,000
                   Standard                 Non-Smoker
   --------        ------------------       -------------------
     Att.          Current                  Current
     Age           Rate          WMD        Rate            WMD
   --------        ------------------       -------------------
       0
       1
       2
       3
       4
   --------        ------------------       -------------------
       5
       6
       7
       8
       9
   --------        ------------------       -------------------
      10
      11
      12
      13
      14
   --------        ------------------       -------------------
      15
      16
      17
      18
      19
   --------        ------------------       -------------------
      20
      21
      22
      23
      24
   --------        ------------------       -------------------
      25
      26
      27
      28
      29
   --------        ------------------       -------------------
      30
      31
      32
      33
      34
   --------        ------------------       -------------------
      35
      36
      37
      38
      39
   --------        ------------------       -------------------
      40
      41
      42
      43
      44
   --------        ------------------       -------------------

                 IDS LIFE INSURANCE COMPANY
                     UNIVERSAL LIFE 100
                     OTHER INSURED RIDER

   UL-100                                                    FEMALE (CONTINUED)
   RATE


            ANNUAL COST OF INSURANCE
            PER $1,000

                   Standard                      Non-Smoker
   --------        ------------------       -------------------
     Att.          Current                  Current
     Age           Rate          WMD        Rate            WMD
   --------        ------------------       -------------------
      45
      46
      47
      48
      49
   ---------        -------------------         --------------------
      50
      51
      52
      53
      54
   ---------        -------------------         --------------------
      55
      56
      57
      58
      59
   ---------        -------------------         --------------------
      60
      61
      62
      63
      64
   ---------        -------------------         --------------------
      65
      66
      67
      68
      69
   ---------        -------------------         --------------------
      70
      71
      72
      73
      74
   ---------        -------------------         --------------------
      75
      76
      77
      78
      79
   ---------        -------------------         --------------------
      80
      81
      82
      83
      84
   ---------        -------------------         --------------------
      85
      86
      87
      88
      89
   ---------        -------------------         --------------------
      90
      91
      92
      93
      94
   ---------        -------------------         --------------------

                           IDS LIFE INSURANCE COMPANY

                                EMPLOYEE INNOLIFE
                                (UNIVERSAL LIFE)
                               OTHER INSURED RIDER

       ANNUAL COST OF INSURANCE                             ANNUAL COST OF INSURANCE
              PER $1000                                              PER $1000

                   STANDARD (SMOKER)                                             NON-SMOKER
-------------------------------------------------------- -----------------------------------------------------------
  ATT.              CURRENT                                ATT.               CURRENT
  AGE                RATE        WMD                       AGE                 RATE        WMD
-------  ------- ------------- -------- ------- -------- -------  -------  ------------- --------  -------  --------
   0                                                        0
   1                                                        1
   2                                                        2
   3                                                        3
   4                                                        4

   5                                                        5
   6                                                        6
   7                                                        7
   8                                                        8
   9                                                        9

  10                                                       10
  11                                                       11
  12                                                       12
  13                                                       13
  14                                                       14

  15                                                       15
  16                                                       16
  17                                                       17
  18                                                       18
  19                                                       19

  20                                                       20
  21                                                       21
  22                                                       22
  23                                                       23
  24                                                       24

                           IDS LIFE INSURANCE COMPANY
                    EMPLOYEE INNOLIFE and OTHER INSURED RIDER
                                (UNIVERSAL LIFE)


       ANNUAL COST OF INSURANCE                                 ANNUAL COST OF INSURANCE
              PER $1000                                                 PER $1000

                   STANDARD (SMOKER)                                             NON-SMOKER
-------------------------------------------------------- -----------------------------------------------------------
  ATT.              CURRENT                                ATT.               CURRENT
  AGE                RATE        WMD                       AGE                 RATE        WMD
-------  ------- ------------- -------- ------- -------- -------  -------  ------------- --------  -------  --------
  25                                                       25
  26                                                       26
  27                                                       27
  28                                                       28
  29                                                       29

  30                                                       30
  31                                                       31
  32                                                       32
  33                                                       33
  34                                                       34

  35                                                       35
  36                                                       36
  37                                                       37
  38                                                       38
  39                                                       39

  40                                                       40
  41                                                       41
  42                                                       42
  43                                                       43
  44                                                       44

  45                                                       45
  46                                                       46
  47                                                       47
  48                                                       48
  49                                                       49

  50                                                       50
  51                                                       51
  52                                                       52
  53                                                       53
  54                                                       54

                           IDS LIFE INSURANCE COMPANY
                                EMPLOYEE INNOLIFE
                                (UNIVERSAL LIFE)
                             and OTHER INSURED RIDER


               ANNUAL COST OF INSURANCE                                   ANNUAL COST OF INSURANCE
                       PER $1000                                                 PER $1000

                   STANDARD (SMOKER)                                             NON-SMOKER
-------------------------------------------------------- -----------------------------------------------------------
  ATT.              CURRENT                                ATT.               CURRENT
  AGE                RATE        WMD                       AGE                 RATE        WMD
-------  ------- ------------- -------- ------- -------- -------  -------  ------------- --------  -------  --------
  55                                                        55
  56                                                        56
  57                                                        57
  58                                                        58
  59                                                        59

  60                                                        60
  61                                                        61
  62                                                        62
  63                                                        63
  64                                                        64

  65                                                        65
  66                                                        66
  67                                                        67
  68                                                        68
  69                                                        69

  70                                                        70
  71                                                        71
  72                                                        72
  73                                                        73
  74                                                        74

  75                                                        75
  76                                                        76
  77                                                        77
  78                                                        78
  79                                                        79

  80                                                        80
  81                                                        81
  82                                                        82
  83                                                        83
  84                                                        84

                           IDS LIFE INSURANCE COMPANY
                                EMPLOYEE INNOLIFE
                                (UNIVERSAL LIFE)
                             and OTHER INSURED RIDER


               ANNUAL COST OF INSURANCE                                  ANNUAL COST OF INSURANCE
                       PER $1000                                                 PER $1000

                  STANDARD (SMOKER)                                             NON-SMOKER
------------------------------------------------------- -----------------------------------------------------------
  ATT.              CURRENT                                ATT.               CURRENT
  AGE                RATE        WMD                       AGE                 RATE        WMD
------  ------- ------------- -------- ------- -------- -------  -------  ------------- --------  -------  --------
85                                                        85
86                                                        86
87                                                        87
88                                                        88
89                                                        89

90                                                        90
91                                                        91
92                                                        92
93                                                        93
94                                                        94

                          IDS LIFE INSURANCE COMPANY
                            EMPLOYER UNIVERSAL LIFE
                              OTHER INSURED RIDER

 UNISEX                                                               UNISEX
 RATE                                                                 RATE
-----------------------------------------------------------------    ---------------------------------------------------------------
      ANNUAL COST OF INSURANCE                                              ANNUAL COST OF INSURANCE
      PER $1000*                                                            PER $1000
      -----------------------------------------------------------           --------------------------------------------------------
                 STANDARD                     NON-SMOKER                               STANDARD                    NON-SMOKER
-------         -------------------------------------------------    --------         ----------------------------------------------
 ATT.            CURRENT                      CURRENT                 ATT.             CURRENT                     CURRENT
 AGE             RATE       WMD               RATE        WMD         AGE              RATE       WMD              RATE        WMD
-------         --------------------         --------------------    --------         -------------------         ------------------
  0                                                                    45
  1                                                                    46
  2                                                                    47
  3                                                                    48
  4                                                                    49
-------         --------------------         --------------------    --------         -------------------         ------------------
  5                                                                    50
  6                                                                    51
  7                                                                    52
  8                                                                    53
  9                                                                    54
-------         --------------------         --------------------    --------         -------------------         ------------------
  10                                                                   55
  11                                                                   56
  12                                                                   57
  13                                                                   58
  14                                                                   59
-------         --------------------         --------------------    --------         -------------------         ------------------
  15                                                                   60
  16                                                                   61
  17                                                                   62
  18                                                                   63
  19                                                                   64
-------         --------------------         --------------------    --------         -------------------         ------------------
  20                                                                   65
  21                                                                   66
  22                                                                   67
  23                                                                   68
  24                                                                   70
-------         --------------------         --------------------    --------         -------------------         ------------------
  25                                                                   71
  26                                                                   72
  27                                                                   73
  28                                                                   74
  28                                                                   75
-------         --------------------         --------------------    --------         -------------------         ------------------
  30                                                                   78
  31                                                                   77
  32                                                                   78
  33                                                                   79
  34                                                                   80
-------         --------------------         --------------------    --------         -------------------         ------------------
  35                                                                   81
  36                                                                   82
  37                                                                   83
  38                                                                   84
  39                                                                   84
-------         --------------------         --------------------    --------         -------------------         ------------------
  40                                                                   85
  41                                                                   86
  42                                                                   87
  43                                                                   88
  44                                                                   89
-------         --------------------         --------------------    --------         -------------------         ------------------
                                                                       90
                                                                       91
                                                                       92
                                                                       93
                                                                     --------         -------------------         ------------------

                                    EXHIBIT C

                         INDIVIDUAL CESSION REPORT FORMS

                                   SCHEDULE I

             LIMITS OF RETENTION AND AUTOMATIC REINSURANCE COVERAGE

                           IDS Life Insurance Company

Limits of Retention:

A.    Life:

                              Standard-Table D       Table E and above
                 Ages         F.E. up to $10/M     F.E. $10.01 and above
                ------       ------------------    ---------------------

                [ages]         [dollar amount]         [dollar amount]
                [ages]         [dollar amount]         [dollar amount]

             Retention Corridor: The Company, in addition to the amounts shown above, will retain an additional $25,000 whenever possible to avoid reinsurance of small amounts.

             Military Aviation Risk: For military aviation risks, the Company will cede one-half of all policies of $20,000 or more. If two plans are involved, the Company will cede one-half of each plan. If the first year decreased amount at risk is under $10,000 no reinsurance will be required. However, if there is previous military reinsurance, the Company will cede one-half of all cases regardless of the first year risk amount.

B. Waiver of Premium: The amount of Waiver of Premium ceded is based on a proportionate part of the total premium for the policy exclusive of any premium for Waiver of Premium and exclusive of any premium for Family or Children's Riders. Such proportionate part is determined by dividing the initial amount of reinsurance ceded by the total initial amount of insurance.

Automatic Reinsurance Coverage:

A.    Life:

      1. Standard thru Table D: $1,000,000 less the retention specified in I. A., above.

      2. Table E and above: $500,000 less the retention specified in I. A., above.

B.    Waiver of Premium: Same as Life